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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2002
                                                          ---------------


                              INDYMAC BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        1-08972                       95-3983415
----------------                ---------------              -------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                155 North Lake Avenue, Pasadena, California 91101
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)


                                 (800) 669-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

IndyMac Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan ("Plan")

As previously announced, the Board of Directors of IndyMac Bancorp, Inc. ("IndyMac Bancorp") has adopted a no dividend policy. Accordingly, the dividend reinvestment feature of the Plan is not currently available. However, optional cash payments of not less than $50 up to $10,000 per month continue to be accepted pursuant to the terms of the Plan, as outlined in the Plan Prospectus dated March 1, 1999. An updated Schedule A, containing the various dates relative to optional cash payments made in the first six months of 2002, is attached as Exhibit 99.1 hereto.

IndyMac Bancorp anticipates replacing the Plan with a Direct Stock Purchase Plan in the near future. Further information concerning the Direct Stock Purchase Plan will be provided when it becomes available.

ITEM 7. EXHIBITS.

Exhibit 99.1 IndyMac Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan -- Schedule A


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC BANCORP, INC.
                                                  (Registrant)


                                              By: /s/ Richard L. Sommers
                                                  ------------------------------
                                                  Richard L. Sommers
                                                  Executive Vice President and
                                                  General Counsel

Date: January 8, 2002